RECURRENT NATURAL RESOURCES FUND

Class I RNRGX

A Series of Two Roads Shared Trust

Supplement dated December 26, 2018
to the Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2018

The Board of Trustees of Two Roads Shared Trust (the “Trust”) has concluded, based upon the recommendation of Recurrent Investment Advisors, LLC, that it is in the best interests of the Recurrent Natural Resources Fund (the “Fund”) and its shareholders that the Fund be liquidated. Pursuant to a Plan of Liquidation (the “Plan”) approved by the Board of Trustees, the Fund will be liquidated and dissolved on or about January 31, 2019.

The Fund will be closed to all new investments beginning on December 27, 2018. The Fund will not accept any new investments and will no longer pursue its stated investment objective. The plan of liquidation of the Fund provides that the Fund will begin liquidating its portfolio as soon as is reasonable and practicable and will invest in cash or cash equivalents (such as money market funds). During this time, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective. On or about the close of business on January 31, 2019, the Fund will distribute pro rata all of its assets in cash to its shareholders and all outstanding shares will be redeemed and cancelled.

Prior to January 31, 2019, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, you will recognize gain or loss for federal income tax purposes (and for most state and local income tax purposes) on a redemption of your shares, whether as a result of a redemption that you initiate or upon the final liquidating distribution by the Fund, based on the difference between the amount you receive and your tax basis in your shares. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. Shareholders should consult their tax advisors concerning their particular tax situations and the impact thereon of the liquidation of the Fund. Plan sponsors or plan administrative agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

For tax purposes, the Fund may be required to make a separate distribution of any previously undistributed capital gains and/or income prior to the scheduled January 31, 2019 liquidation, to the extent there are any such gains or income. This distribution, if required, would be made as soon as practicable following the liquidation of the portfolio to cash or cash equivalents.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JANUARY 31, 2019 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Prospectus and SAI, each dated February 28, 2018, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, and are incorporated by reference. The Prospectus and SAI can be obtained without charge by calling 1-833-RECURRENT (1-833-732-8773).